                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     sec. 240.14a-11(c) or sec. 240.14a-12

                                 VARIFLEX, INC.
                                 --------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                                 VARIFLEX, INC.
                           5152 North Commerce Avenue
                               Moorpark, CA 93021

                           --------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   December 3, 2001 at 10:00 a.m., Local Time

                           --------------------------


      Notice is hereby given that the 2001 Annual Meeting of Stockholders of Variflex, Inc. (the "Company") will be held at Variflex, Inc., 5156 N. Commerce Avenue, Moorpark, California, on Monday, December 3, 2001 at 10:00 a.m., local time, for the following purposes:

      1.    To elect six directors for terms expiring in 2002.

      2. To consider and take action upon a proposal to amend the 1994 Variflex Stock Plan, which is more particularly described in the following Proxy Statement.

      3. To consider and take action upon a proposal to ratify the selection of Ernst & Young LLP, independent certified public accountants, as auditors for the Company for the year ending July 31, 2002.

      4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      Holders of common stock of the Company are entitled to vote for the election of directors and on each of the other matters set forth above.

      The stock transfer books of the Company will not be closed. The Board of Directors has fixed the close of business on October 26, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      You are cordially invited to be present.

                                    By order of the Board of Directors


                                    /s/ MARK S. SIEGEL
                                    -----------------------------------
                                    Mark S. Siegel, Secretary

November 2, 2001

                                 VARIFLEX, INC.
                           5152 North Commerce Avenue
                               Moorpark, CA 93021

                                 PROXY STATEMENT

                           --------------------------

           Annual Meeting of Stockholders to be held December 3, 2001

                           --------------------------


      This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Variflex, Inc. (the "Company") from holders of the Company's outstanding shares of common stock ("Common Stock") entitled to vote at the 2001 Annual Meeting of Stockholders of the Company (and at any and all adjournments thereof) for the purposes referred to below and set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials are first being mailed to stockholders on or about November 2, 2001.

      The Board of Directors has fixed the close of business on October 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, said meeting. Holders of Common Stock are entitled to one vote for each share held of record on the record date with respect to each matter to be acted on at the 2001 Annual Meeting.

      Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. Abstention from voting on any matter will have the practical effect of voting against any of the proposals since it is one less vote for approval. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), and will therefore have the effect of reducing the absolute number of votes required for stockholder approval. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote.

      On October 26, 2001, there were outstanding and entitled to vote 4,603,771 shares of Common Stock. Stockholders who do not expect to attend in person are requested to sign and return the enclosed form of proxy in the envelope provided. At any time prior to their being voted, proxies are revocable by written notice to the Secretary of the Company or by voting in person at the meeting.

      The Company will vote the shares represented by a properly signed proxy that the Company receives before or at the Annual Meeting in accordance with the specifications made on the proxy. Proxies which are received with no specifications will be voted: (1) for the election of the six directors named below; (2) for the adoption of the amendment to the 1994 Variflex Stock Plan;
(3) for the ratification of the appointment of Ernst & Young LLP; and (4) according to the best judgement of the proxyholder in regard to any other matter that properly comes before the Annual Meeting.

1.    ELECTION OF DIRECTORS

      The Company's Bylaws permit the Board of Directors to fix the number of Board members between three and nine directors. At present, the Board of Directors has six members. The directors are elected at each annual meeting of the stockholders of the Company for a term of office running until the next annual meeting of the Company's stockholders and until their successors have been elected.

      The votes of the holders of a majority of the voting power of the Common Stock present at the Annual Meeting in person or by proxy is required for the approval of the nominees as Directors in accordance with the Bylaws of the Company.

      If any nominees for director should be unable or unwilling to serve, the persons authorized by the proxy to vote shall, pursuant to the authority granted to them by the Board of Directors, have the discretion to select and vote for substituted nominees (unless stockholders indicate otherwise, as noted above). The Company has no reason to believe that the nominees will be unable or unwilling to serve.

      The following information includes the age, the year in which first elected a director of the Company, the principal occupation, and other directorships of publicly owned companies as of October 26, 2001 of each of the nominees named for election as directors.

                       NOMINEES FOR ELECTION AS DIRECTORS

      Kenneth N. Berns, age 41, was appointed to the Company's Board of Directors in October 1998. From October 1998 to July 2000, Mr. Berns served as Secretary of the Company. Mr. Berns also serves as a Director of Patterson-UTI Energy, Inc. Mr. Berns has been employed by REMY Investors & Consultants, Inc., a private investment and financial management company, and its affiliates (collectively, "Remy") since December 1994. Mr. Berns is a Certified Public Accountant and holds a Bachelors Degree in Business Administration from San Diego State University and a Masters Degree in Taxation from Golden Gate University.

      Michael T. Carr, age 48, was elected to the Company's Board of Directors in March 1998. Mr. Carr has served as Executive Vice President of Playboy Enterprises, Inc. and President of Playboy Publishing Division, a multi-media publisher of entertainment for men, since December 2000. From May 2000 to September 2000, Mr. Carr was Vice President Business Development of forestfactory, inc., an internet solutions for commercial paper company. From April 1990 to April 1999, Mr. Carr was President and Chief Executive Officer of Weider Publications, Inc., a publisher of several consumer magazines and specialty publications.

      Loren Hildebrand, age 62, was appointed to the Company's Board of Directors in February 1994. Mr. Hildebrand presently is the President and sole director and stockholder of Creative Consultants, a company he founded in 1992 to render consulting services to the toy industry. From May 1994 to September 1997, Mr. Hildebrand was Executive Vice President of Sales of Lewis Galoob Toys, Inc., a publicly traded toy manufacturer. Mr. Hildebrand earned his Bachelor of Arts degree in Economics from Pacific Lutheran University and his Masters of Business Administration degree from the University of Washington Graduate School of Business.

      Raymond (Ray) H. Losi, age 78, has served on the Board of Directors of the Company since its inception in August 1977. Mr. Losi served as the Chairman of the Board from 1977 until his resignation from that position and the position of Chief Executive Officer effective November 1997. Mr. Losi served as President of the Company from 1977 until 1989, at which time he became Chief Executive Officer. Mr. Losi has over 50 years of experience in the junior sporting goods and bulk toys market. Mr. Losi attended Yale University and the University of Connecticut. Mr. Losi is the father of Raymond (Jay) H. Losi II, who is also an officer and director of the Company.

      Raymond (Jay) H. Losi II, age 49, has served as Chief Operating Officer of the Company since 1992, as a director since 1985, and effective November 1997 was also named Chief Executive Officer. From 1992 until August 1998, Mr. Losi served as President of the Company. Prior to 1992, Mr. Losi served as Vice President in Charge of Procurement from 1984 and as Vice President in Charge of International Sales from 1981. Mr. Losi has directed product development for the Company since its inception in August 1977. Mr. Losi is the son of Raymond (Ray)
H. Losi, who is also a director of the Company.

      Mark S. Siegel, age 50, was elected to the Company's Board of Directors and as Chairman of the Board, in November 1997 and was elected Secretary of the Company in July 2000. Mr. Siegel also serves as Chairman of the Board of Directors of Patterson-UTI Energy, Inc. and as a member of the Board of Directors of Discovery Laboratories, Inc. Mr. Siegel is President of Remy and has been associated with Remy since 1993. Mr. Siegel received a Bachelor of Arts degree in Philosophy from Colgate University and a Juris Doctor degree from the University of California at Berkeley (Boalt Hall) School of Law.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE ABOVE NOMINEES

                               BOARD OF DIRECTORS

      Directors who are employees of the Company or serve the Company through consulting agreements receive no compensation for service as members of the Board. Each non-employee director receives options to purchase 4,000 shares of common stock of the Company at market price upon being appointed or elected to the Board, and options to purchase 2,000 shares of common stock of the Company at market price as an annual retainer. Each non-employee director also receives $1,000 for each Board meeting and $500 for each committee meeting personally attended, or $250 for each such meeting in which they participate by telephone. All directors are reimbursed for expenses incurred in connection with attendance at meetings. The Company may grant awards to the directors under the Company's 1994 Stock Plan.

      In March 1994, the Board of Directors established a Compensation Committee and an Audit Committee. The Compensation Committee, on which Messrs. Carr, Hildebrand and Siegel serve, establishes salaries, incentive and other forms of compensation for officers and other employees, administers the various incentive compensation and benefit plans, and recommends policies relating to such plans. The Audit Committee, on which Messrs. Berns, Carr and Hildebrand serve, is responsible for meeting periodically with representatives of the Company's independent public accountants to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and to report to the Board with respect thereto. The Audit Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. The Audit Committee is governed by a written charter, which is attached hereto as Appendix A.

      The Board of Directors held one meeting in fiscal 2001, and took various actions by unanimous written consent. The Audit Committee and the Compensation Committee each had two meetings in fiscal 2001. During fiscal 2001, each director attended all of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of Common Stock as of October 26, 2001 of each of the Company's directors, each person (and certain related individuals) known by the Company to own beneficially more than 5% of the Common Stock (based on Schedules 13D, 13F, and 13G reports filed with the Securities and Exchange Commission), and each of the Named Executive Officers (as defined below).

  Named Executive Officers, Directors                            Shares Beneficially
        and 5% Stockholders (1)                                       Owned (2)
----------------------------------------                     --------------------------
                                                               Number           Percent
                                                             ---------          -------
REMY Capital Partners IV, L.P.                               2,066,667 (3)(4)    41.30%
Mark S. Siegel                                               2,066,667 (3)(4)    41.30%
Kenneth N. Berns                                             2,066,667 (4)(5)    41.30%
Raymond (Jay) H. Losi II (6)                                 1,465,415 (4)(7)    31.06%
Raymond (Ray) H. Losi (6)                                      446,575 (4)(8)     9.30%
Dimensional Fund Advisors Inc.                                 360,900 (9)        7.84%
Steven L. Muellner                                              69,500            1.49%
Michael T. Carr                                                 16,000            0.35%
Loren Hildebrand                                                12,000            0.26%
Roger M. Wasserman                                              15,000            0.32%
Paula Coffman                                                    7,500            0.16%
All directors and executive officers as a group (9 persons)                      75.11%

-------------
(1) Unless otherwise indicated, the address of persons listed in this column is c/o Variflex, Inc., 5152 N. Commerce Avenue, Moorpark, CA 93021.

(2) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Shares of common stock which may be acquired within 60 days of October 26, 2001, through the exercise of options, are as follows: Mr. Raymond (Jay) H. Losi II, 72,000 shares; Mr. Steven L. Muellner, 62,500; Mr. Michael T. Carr, 10,000; Mr. Loren Hildebrand, 10,000; Mr. Roger M. Wasserman, 15,000; and Ms. Paula Coffman, 7,500.

(3) REMY Capital Partners IV, L.P. ("REMY IV") owns 1,666,667 shares of Common Stock and 400,000 warrants currently exercisable to purchase Common Stock. The General Partner of REMY IV is REMY Investors, L.L.C. ("REMY LLC"), and the Managing Member for REMY LLC is Mark S. Siegel, the Company's Chairman of the Board. The address of REMY IV, REMY LLC and Mr. Siegel is 1801 Century Park East, Suite 1111, Los Angeles, California 90067.

(4)   As a result of a voting agreement dated November 18, 1997, Raymond (Ray)
      H. Losi, Raymond (Jay) H. Losi II, Eileen Losi, Barbara Losi, Mark S. Siegel, Kenneth N. Berns and Remy Capital Partners IV, L.P. may be deemed to beneficially own 4,185,095 shares of Common Stock.

(5) As a member of REMY LLC, Mr. Berns may be deemed to beneficially own 1,666,667 shares of Common Stock and 400,000 warrants currently exercisable to purchase Common Stock, however Mr. Berns disclaims beneficial ownership of such shares and warrants.

(6)   Mr. Raymond (Ray) H. Losi and Mrs. Barbara Losi are married. Mr. Raymond
      (Jay) H. Losi II is the son of Mr. Raymond (Ray) H. Losi and his prior spouse, Ms. Eileen Losi.

(7) Includes 807,507 shares held by Losi Enterprises Limited Partnership, of which Losi Properties, Inc., a corporation whose sole stockholder is the 1989 Raymond H. Losi II Revocable Trust, of which Mr. Raymond (Jay) H. Losi II is a Trustee, is a general partner. Also includes 120,000 shares held by the Jay and Kathy Losi Revocable Trust dated January 1, 1989, for which Mr. Raymond (Jay) H. Losi II and his spouse are beneficiaries. Also includes 263,908 shares held by EML Enterprises Limited Partnership, of which Mr. Raymond (Jay) H. Losi II is a Trustee of the general partner, and 120,000 shares held by Mrs. Eileen Losi through the Eileen Losi Revocable Trust, for which Mr. Raymond (Jay) H. Losi II is a Trustee. Also includes 100,000 warrants currently exercisable to purchase Common Stock.

(8) Includes shares held by Mr. Raymond (Ray) H. Losi as Trustee of the 1989 Raymond H. Losi Revocable Trust under declaration of trust dated January 23, 1989, for benefit of Raymond (Ray) H. Losi. Although Mr. Losi is married to Mrs. Barbara Losi, the shares retain their identity as the sole and separate property of the beneficiary of the trust (Mr. Raymond (Ray)
      H. Losi). Also includes 200,000 warrants currently exercisable to purchase Common Stock.

(9) Based on a Schedule 13F filed with the Securities and Exchange Commission on June 30, 2001. Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possessed both investment and voting power over 360,900 shares of Variflex, Inc. stock as of 06/30/01. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities. The address for Dimensional is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

Executive Officers of the Company

      The names, ages and positions of the executive officers of the Company as of October 26, 2001, are listed below, together with a brief description of each such officer's business experience for the past five years, except for Raymond
(Jay) H. Losi II, whose biography appears above under the caption: "NOMINEES FOR ELECTION AS DIRECTORS." Executive officers will be appointed each year by the Board of Directors at its annual meeting following the annual meeting of stockholders and serve for one year or until their successors are chosen and qualify in their stead.

      Paula Coffman, age 37, has been an employee of the Company since June 1984. Since April 1999, she has served as Vice President of Operations. From January 1993 to April 1999, she was Vice President of Administrative Services. Prior to her appointment as Vice President, Ms. Coffman served the Company as Product and Sales Planning Manager, Sales Administration Manager and Sales Coordinator.

      Steven L. Muellner, age 51, has served as President since August 1998. Prior to joining the Company, Mr. Muellner was President and Co-Chief Executive Officer of Applause Enterprises, a gift and toy company, from July 1996 to May 1998.

      Roger M. Wasserman, age 59, has served as Chief Financial Officer since May 1998 and Treasurer since June 1998. Prior to joining the Company, Mr. Wasserman was Controller of several divisions of Kellwood Company, a major apparel wholesaler and distributor, from July 1995 to May 1998.

Executive Compensation

      The following table sets forth all compensation paid by the Company during fiscal 1999, 2000 and 2001 to (i) the individual serving as the Company's chief executive officer during fiscal 2001, and (ii) the four other most highly compensated executive officers of the Company during fiscal 2001 (collectively referred to as the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                      Annual Compensation                Long-Term Compensation(1)
                                     -------------------------------------------------   -------------------------
    Name and Principal                 Fiscal                            Other Annual           Securities
        Position                        Year       Salary      Bonus     Compensation       Underlying Options
--------------------------------------------------------------------------------------   -------------------------
Raymond (Jay) H. Losi II               2001       $313,942   $     -     $        *                60,000
    Chief Executive Officer            2000        300,000     69,000             *                   -
                                       1999        300,000         -              *                   -

Steven L. Muellner                     2001       $275,942   $     -     $        *                60,000
      President                        2000        262,000     49,000             *                   -
                                       1999        241,846         -              *               125,000

Warren F. Marr(2)                      2001       $153,873   $     -     $        *                   -
    Former Vice President of Sales     2000        159,326     30,000             *                   -
                                       1999        149,345         -              *                   -

Roger M. Wasserman                     2001       $137,550   $     -     $        *                   -
     Chief Financial Officer           2000        131,250     18,000             *                   -
                                       1999        126,298     12,000             *                   -

Paula Coffman                          2001       $102,000   $     -     $        *                   -
     Vice President of Operations      2000         93,000     18,000             *                 6,250
                                       1999         81,515     10,000             *                   -

-------------

* Any perquisites and other personal benefits, securities or property are less than $50,000 and less than 10% of total annual salary and bonus reported for the named executive officer.

(1) Variflex has not granted any Restricted Stock Awards, SAR's, or LTIP's to any of the Named Executive Officers.

(2)   Resigned effective May 25, 2001.


                   INDIVIDUAL OPTION GRANTS TO NAMED EXECUTIVE
                        OFFICERS DURING FISCAL YEAR 2001

                                            Percent                              Potential Realizable Value at
                                            of Total                             Assumed Annual Rates of Stock
                                            Options                              Price Appreciation for Option
                               Number of   Granted to                                        Terms
                                Options    Employees    Exercise  Expiration     -----------------------------
Name of Executive Officer      Granted(1)  in FY 2001    Price      Date(2)           5%              10%
-------------------------      ----------  ----------    -----      -------      ----------        -----------
Raymond (Jay) H. Losi II         60,000       13%        $6.25      7/11/11        $113,668         $597,653
Steven L. Muellner               60,000       13%         6.25      7/11/11         113,668          597,653

-------------

(1) The options vest 20% on July 11, 2002, and in additional twenty percent increments annually thereafter.

(2) The options expire in five equal annual installments beginning on the first business day prior to the sixth anniversary of the grant date. Therefore, all of the options will have expired by July 11, 2011. All options were granted subject to earlier termination upon certain events related to termination of employment.

            FY 2001 OPTION EXERCISES AND FY 2001 YEAR-END VALUE TABLE

      The following table sets forth information covering the value of unexercised options and deferred stock units held by the Named Executive Officers as of July 31, 2001.

                                                                                             Value of Unexercised
                                        Number             Number of Options                 In-The-Money-Options
                                      of Shares             At End - FY 2001                  At End - FY 2001(1)
                                       Acquired      -------------------------------    --------------------------------
Name of Executive Officer            on Exercise     Exercisable   Unexercisable        Exercisable    Unexercisable
---------------------------------- ----------------- ------------- -----------------    -------------- -----------------
Raymond (Jay) H. Losi II                   -             72,000            78,000       $    3,600        $       900
Steven L. Muellner                         -             62,500           122,500           57,813             57,813
Warren F. Marr                             -             39,339               790          118,324              4,384
Roger M. Wasserman                         -             15,000            10,000              750                500
Paula Coffman                              -              7,500             5,000            4,125              2,750

----------
(1) Calculated by determining the difference between the fair market value of the Common Stock underlying the option at July 31, 2001 (the closing price of $5.55 per share as quoted on the Nasdaq National Market) and the exercise price of the Named Executive Officer's Option.

Compensation Arrangements Upon Resignation, Retirement or Other Termination; Employment Agreements

      Employment Agreements. In April 1994, the Company entered into employment agreements with Mr. Raymond (Jay) H. Losi II and Ms. Paula Coffman. In May 1998, the Company entered into an employment agreement with Mr. Roger Wasserman. In August of 1998, the Company entered into an employment agreement with Mr. Steven Muellner. Each employment agreement requires that the employee devote his or her entire time to the performance of his or her executive obligations.

      The employment agreement for Mr. Raymond (Jay) H. Losi II provides for a three-year initial term, which automatically renewed for an additional three-year term and after December 31, 1999, became a month-to-month employment agreement. The employment of Mr. Losi terminates without cause upon his death, or at the Company's election if he is unable to discharge his duties due to any physical or mental disability for a period of 30 days.

      The employment agreement for Mr. Wasserman provides for an initial term of one year, which was automatically renewed for an additional one-year term that expired on May 10, 2000. Thereafter, the term of Mr. Wasserman's existing employment agreement continues on a month-to-month basis. The employment agreement for Ms. Coffman provides for an initial term of one year, which was automatically renewed for an additional one-year term that expired on March 31, 1996. Thereafter, the term of Ms. Coffman's existing employment agreement continues on a month-to-month basis. The initial term of the employment agreement for Mr. Muellner is for two and one-half years. Upon expiration of this initial term, Mr. Muellner's employment agreement automatically renews for additional one year periods, unless either party elects not to renew at least ninety days prior to the expiration of the then current term.

      Each of the employment agreements described above includes provisions relating to termination by the Company or by the executive for cause. If Mr. Losi terminates his agreement for cause as specified in his agreement or for certain other reasons specified in his agreement, including the occurrence of certain events in a change in control of the Company, he is entitled to receive, in lieu of any other remedy, three years base salary. Except for the employment agreements with Mr. Losi and Mr. Wasserman, each of the employment agreements may be terminated by the executive without cause upon prior written notice to the Company. Except for Mr. Muellner's employment agreement, the Company may not terminate any of the other employment agreements without cause. The Company may terminate Mr. Muellner's employment agreement without cause with a severance payment of $125,000.

      The Board of Directors reviews the base compensation of each of the Named Executive Officers at least once a year. Based on increases pursuant to such reviews, the current annual salaries are as follows: Mr. Raymond (Jay) H. Losi II receives $325,000, Mr. Muellner receives $275,000, Mr. Wasserman receives $136,500, and Ms. Coffman receives $110,000.

      The employees who have entered into the agreements noted above have, pursuant to the terms of such agreements, covenanted that they shall not, for specified periods, compete with the Company within certain specified geographic areas, or solicit the Company's employees or customers. Messrs. Raymond (Jay) H. Losi II, Wasserman, and Muellner have so covenanted for a period of one year following the termination of each of their employment or services. In addition, these employees have covenanted to return all proprietary information to the Company following the termination of their respective employment agreements, and not use or disclose any confidential information of the Company.

      Consulting Agreements. Effective as of November 1997, the employment agreement with Raymond (Ray) H. Losi was mutually and voluntarily terminated; Mr. Losi voluntarily resigned as Chief Executive Officer, and the Company and Mr. Losi entered into a Consulting Agreement. Effective as of November 1999, the Consulting Agreement was amended, extending its term on a month-to-month basis, terminable by either party on sixty days prior written notice, for a fee of $1,000 per month. The Company also pays the lease payments for two automobiles used by Mr. Losi, the automobile insurance for those vehicles, and the premiums for Mr. Losi's health insurance policies. Mr. Losi's consulting agreement automatically terminates upon his death.

      On November 18, 1997, the Company and Remy Capital Partners IV, L.P., entered into a Consulting Agreement pursuant to which in exchange for the rendition of advice and assistance on such financial matters as the Company may request, Remy Capital Partners IV, L.P. was granted warrants to purchase 400,000 shares of the Common Stock of the Company at a price of Five Dollars and Ten Cents ($5.10) per share, all of which are currently exercisable. As additional compensation for the services to be rendered, the Company also granted to Remy Capital Partners IV, L.P. certain registration rights pursuant to a Registration Rights Agreement entered into between the Company and Remy. The Consulting Agreement with Remy was for a term of two years and provides that Remy is not required to render services for more than twenty hours per month during the term. Effective as of November 1999, the Consulting Agreement was amended, extending its term for a two-year period, for a fee of $125,000 per year. Remy Capital Partners IV, L.P. owns 1,666,667 shares of the Common Stock of the Company (in addition to the 400,000 warrants). The General Partner of Remy Capital Partners IV, L.P. is Remy Investors, L.L.C. and the Managing Member of Remy Investors, L.L.C. is Mark S. Siegel, the Company's Chairman of the Board and Secretary. Kenneth N. Berns is a director of the Company and is a member of Remy Investors, L.L.C.


Compensation Committee Interlocks and Insider Participation

      Messrs. Carr, Hildebrand and Siegel, non-employee directors, served as members of the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") during fiscal 2001. None of the executive officers or directors is a director on any other board which relationship would be construed to constitute a compensation committee interlock within the meaning of the proxy rules of the Securities and Exchange Commission.

      The information below regarding the Company's Compensation Committee Report on Executive Compensation, Audit Committee Members, Report of the Audit Committee, and Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, and amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.


Compensation Committee Report on Executive Compensation

      The Compensation Committee was established by the Board of Directors in March 1994. The Compensation Committee issues reports disclosing the Compensation Committee's compensation policies applicable to the Company's executive officers.

      The Company's compensation program for executive officers is primarily comprised of base salary, an annual incentive based on the achievement of financial performance objectives, and long-term incentives in the form of stock option grants. Executives also participate in various other benefits plans, including a health insurance plan generally available to all employees of the Company.

      It is the Company's philosophy to pay base salaries and annual incentives to executives at or above medium competitive levels for similarly-situated companies based on the achievement of stretch performance objectives. Stock option grants are intended to result in minimal or no rewards if the stock price does not appreciate, but may provide substantial rewards to executives as stockholders benefit from stock price appreciation. An important objective of the Compensation Committee is to ensure that the compensation practices of the Company are competitive and effectively designed to attract, retain and motivate highly qualified personnel. In that regard, the Company's executive compensation program is designed to reward and retain executives who are capable of leading the Company in achieving its strategic and financial objectives.

   Base Salary

      Base salaries for executive positions are established relative to comparable positions in similarly-sized consumer goods wholesaler and distribution companies. The Committee has access to salary surveys and outside compensation consultants to help determine the relevant competitive pay levels. In determining salaries the Compensation Committee also takes into account individual experience and performance, equity relative to other positions within the Company, and specific issues particular to the Company.

   Stock Option Grant

      The Company strongly believes in tying employee rewards directly to the long-term success of the Company and increases in stockholder value through grants of executive stock options. Stock grants will also enable employees to develop and maintain a significant stock ownership position in the Company's common stock.

   Other Benefits

      Executive officers are eligible to participate in benefits programs designed for all full-time employees of the Company. Other all-employee benefits programs include medical, dental, long-term disability and life insurance coverage.

   2001 Compensation

      During fiscal 2001 the Company's revenues increased 7% from the prior year and the Company incurred net income of $1,346,000 versus a net loss of $1,983,000 during the prior fiscal year. The Company made progress in the design, development and marketing of new products. Based on this performance, selective cost-of-living and merit salary increases were implemented during the year for the Company's executive officers.

   CEO Compensation

      As with other executive officers of the Company, total compensation for the Chief Executive Officer, Mr. Raymond (Jay) H. Losi II, is comprised of a combination of base salary, an annual incentive bonus, stock options, and standard benefits afforded to all employees. Mr. Losi's fiscal 2001 base compensation was set in accordance with the terms of his employment agreement, which is currently on a month-to-month basis. The Compensation Committee reviews Mr. Losi's base compensation at least once a year. In determining Mr. Losi's total annual compensation, the Compensation Committee considers Mr. Losi's responsibilities, experience, and individual performance.

   The Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code does not permit us to deduct cash compensation in excess of $1 million paid to any of our Named Executive Officers during any taxable year, unless such compensation meets certain requirements. We believe that our stock incentive plans comply with the rules under Section 162(m) for treatment as performance-based compensation, allowing us to deduct fully compensation paid to executives under the plan.

      With respect to the above matters, this constitutes the report of the Compensation Committee members named below.

         COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                  Michael T. Carr
                  Loren Hildebrand
                  Mark S. Siegel


Audit Committee Members

      The listing standards of the National Association of Securities Dealers, Inc. ("NASD") require, among other things, that (as of June 14, 2001) the Company have an audit committee of at least three members, comprised solely of independent directors, at least one of whom has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. The NASD's listing standards permit the Company's Board of Directors to appoint one director to the Audit Committee who is not independent, if the Board, under exceptional and limited circumstances, determines that such director's membership on the Audit Committee is in the best interest of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

      The Company's Audit Committee members are Loren Hildebrand, Michael Carr, and Kenneth Berns. Both Mr. Hildebrand and Mr. Carr are considered independent directors under the definition of independence in the NASD's listing standards. The Company's Board of Directors appointed Mr. Berns, who served as a member of the Company's Audit Committee for a majority of fiscal year 2000, as the third member of the Audit Committee on June 30, 2000. Mr. Berns, by virtue of the fact that he is a member of Remy Investors, L.L.C., an affiliate of the Company, does not meet the NASD's definition of independence. In accordance with the NASD's listing standards, the Company's Board of Directors determined that it would be in the best interests of the Company and its stockholders to appoint Mr. Berns to the Audit Committee because (i) it would be difficult and expensive for the Company to obtain another independent director to act as the third member of the Company's Audit Committee and (ii) Mr. Berns is a certified public accountant, has extensive experience in the financial affairs of publicly held companies, and is familiar with the Company and its financial affairs.

Report of the Audit Committee

      As discussed above under "Audit Committee Members," two of the Audit Committee's three members are independent directors, as defined under the listing standards of the NASD. The Board of Directors has adopted a written charter for the Audit Committee, which is included as an appendix to this proxy statement. The Audit Committee oversees our processes related to financial reporting, internal control, auditing and regulatory compliance activities on behalf of our Board of Directors. The Audit Committee also recommends to the Board of Directors the selection of independent auditors. The Audit Committee's role is limited to this oversight. Management and our independent auditors are responsible for planning or conducting audits, determining that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles and assuring compliance with applicable laws and regulations and our business conduct guidelines.

      In performing its oversight function, the Audit Committee reviewed and discussed our year ended July 31, 2001 audited consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, which relates to the conduct of our audit, including our auditors' judgment about the quality of the accounting principles applied in our 2001 audited financial statements. The Audit Committee received the written disclosures and the letter from our independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with our auditors their independence from management and us. When considering the independent auditors' independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to the independent auditors for non-audit services.

      The Audit Committee meets with our independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee held two meetings during fiscal year 2001. Based upon the reports and discussions described in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended July 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended the selection of the Company's independent auditors, and, based on our recommendation, the Board of Directors has selected Ernst & Young LLP as our independent auditors for fiscal year 2002, subject to stockholder ratification.

         AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                  Kenneth N. Berns
                  Michael T. Carr
                  Loren Hildebrand

Performance Graph

      The following is a graph which compares the Company's cumulative total stockholder return on the Common Stock with the cumulative total return on the NASDAQ Stock Market-U.S. Index and the NASDAQ Non-Financial Stock Index for the five fiscal years commencing July 31, 1996 and ending July 31, 2001, assuming an investment of $100 and the reinvestment of any dividends.

      The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock.

VARIFLEX INC.
                                 7/96    7/97    7/98    7/99    7/00    7/01
                                 ----    ----    ----    ----    ----    ----

VARIFLEX, INC.                  100.00   81.25   87.50   97.92   95.32   94.17
NASDAQ STOCK MARKET (U.S.)      100.00  147.54  173.63  248.14  353.37  189.71
NASDAQ NON-FINANCIAL            100.00  145.15  168.98  249.20  368.45  185.12

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during fiscal 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% Stockholders were complied with.

Related Party Transactions

      See previous discussion under "Consulting Agreements."

2.  AMENDMENT TO THE 1994 VARIFLEX STOCK PLAN

      At the Meeting, stockholders will be asked to approve an amendment to the 1994 Variflex Stock Plan, as amended (the "Plan"), to increase from 150,000 to 250,000 the maximum number of Option Shares underlying grants of options and/or stock appreciation rights that any participant may receive in any three year period.

      The principal terms of the Plan are summarized below; capitalized terms not otherwise defined are used as defined in the Plan. The following summary is qualified in its entirety by the full text of the Plan, which is set forth as an Appendix in the Company's filing with the SEC of this year's Proxy Statement, as filed on EDGAR on or about October 29, 2001.

Summary Description of the Amended Plan

      Purpose. The purpose of the Plan is to provide stock and other performance-based incentives as a means of promoting the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of employees, officers, directors and other eligible persons with those of stockholders generally.

      Eligible Persons. Directors, officers, employees, and other eligible persons are eligible to receive Awards under the Plan ("Eligible Persons"). While serving on the Plan Committee, members are not eligible to receive Awards.

      Members of the Board who are not Plan Committee Members, executive officers or employees of the Company ("Non-Employee Directors") may receive Awards under the Plan, in addition to formula grants under the 1998 Stock Option Plan for Non-Employee Directors. Plan Committee members may also receive formula grants under the 1998 Stock Option Plan for Non-Employee Directors.

      As of October 15, 2001, there were approximately 95 employees of the Company.

      Administration. A committee of disinterested directors appointed by the Board of Directors (the "Plan Committee") administers the Plan. The Plan Committee authorizes all Awards.

      The Plan Committee has broad authority under the Plan to:

      o designate the employees or classes of employees eligible to receive Awards;

      o grant Awards in such form and amount (subject to the terms of the Plan) as it deems appropriate;

      o impose such limitations, restrictions and conditions upon any Award as it deems appropriate; and

      o interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and to take all other actions necessary or advisable for the implementation and administration of the Plan.

      Share Limit. Under the Plan, the maximum number of shares of Common Stock that may be issued in exercise of options, in payment of stock appreciation rights, or as a grant of bonus stock is 600,000 shares (the "Share Limit").

      The Share Limit and each share-based Award under the Plan and the exercise price of options are subject to adjustment for certain changes in the Company's capital structure, reorganizations and other extraordinary events. Shares subject to Awards that are not paid or exercised before they expire or are terminated are available for future grants under the Plan.

      No optionee shall be granted options and/or stock appreciation rights with respect to more than 150,000 Option Shares in any three year period. The amendment, if approved by the stockholders, will increase this limit to 250,000 Option Shares.

      Types of Awards. The Plan authorizes the grant of options, stock appreciation rights and bonus stock, collectively "Awards." Generally speaking, an option will expire, and any other Award will vest or be forfeited, not more than 10 years after the date of grant. The Plan Committee determines the applicable vesting schedule for each Award.

      Transfer Restrictions. Subject to customary exceptions, Awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient.

      Adjustments. The number and kind of shares available under the Plan and the outstanding Awards, as well as exercise or purchase prices and other share limits, and, as appropriate, performance targets, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

      Stock Options. An option is the right to purchase shares of Common Stock at a future date at a fixed price (option price) during a specified term not to exceed 10 years. Each option granted will be a Nonqualified Stock Option ("NQSO") unless the Plan Committee designates it as an Incentive Stock Option ("ISO").

      The option price per share will be determined by the Plan Committee at the time of grant, but for NQSO's will not be less than 85% of the Fair Market Value of a share of Common Stock on the date of grant and for ISO's will not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant (110% in the case of an ISO granted to a beneficial holder of more than 10% of the total combined voting power of all classes of stock of the Company). ISO's are subject to more restrictive terms by the Code and the Plan. Full payment for shares purchased on the exercise of any option and any related taxes must be made at the time of such exercise, in cash, shares of the Company's Common Stock already owned, or, if authorized by the Plan Committee, a full recourse promissory note. Any such note will bear interest and be payable on such terms as the Plan Committee may prescribe, subject to applicable state and federal laws and regulations.

      The Plan Committee may grant one or more options to any employee, officer or director of the Company or other eligible person. If the optionee ceases to be employed by the Company, the Plan Committee may determine the effect of termination on the rights and benefits under the options and in so doing may make distinctions based upon cause of termination.

      Accelerated Options. Concurrent with the grant of any option, the Plan Committee may grant an accelerated ownership stock option to purchase shares of Common Stock at the option price ("Accelerated Option"). An Accelerated Option becomes effective when the optionee exercises the underlying option and makes full payment for the Option Shares using shares of Common Stock that the optionee has held for at least twelve months. The number of shares underlying an Accelerated Option will equal the number of shares of Common Stock used to exercise the underlying option and, if authorized by the Plan Committee, the number of shares of Common Stock used to satisfy any tax withholding requirements incident to the exercise of the underlying option. Accelerated Options will be classified as NQSO's.

      Stock Appreciation Rights. Concurrent with or subsequent to the grant of an option (the "Companion Grant"), the Plan Committee may grant a stock appreciation right. Subject to the Plan Committee's approval, a stock appreciation right entitles the optionee to be paid the appreciation with respect to the option contained in the Companion Grant in lieu of exercising the Companion Grant. The Plan Committee may extend the stock appreciation right to all or a portion of the Option Shares covered by the Companion Grant. The Plan Committee may also subject a stock appreciation right to such terms and conditions that it deems appropriate. The Plan Committee may settle the amount of a stock appreciation right solely in cash, solely in shares of the Company's Common Stock, or partly in such shares and partly in cash.

      Bonus Stock. Bonus stock represents a bonus in shares of Common Stock for services rendered. The Plan Committee may grant bonus stock to any or all Eligible Persons (other than any Director who is then a member of the Plan Committee) to reward special services, contributions or achievements, or to further share ownership objectives, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Plan Committee. The number of shares so awarded will be determined by the Plan Committee and may be granted independently of or in lieu of cash bonuses or other awards.

      Termination of or Changes to the Plan. The Plan Committee may modify, amend or terminate the Plan, except that stockholder approval is required to (i) increase the maximum number of shares of Common Stock that may be issued under the Plan, (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of the Plan. No new Awards may be granted under the Plan after June 16, 2004, although the applicable Plan provisions and authority of the Plan Committee will continue as to any then outstanding Awards.

      Securities Underlying Awards. The closing price of the Common Stock as of October 15, 2001 was $4.70 per share. The Company registered the original Plan under the Securities Act of 1933 prior to the time of any issuance of shares. The Company plans, subject to stockholder approval, to register the additional shares on Form S-8 under the Securities Act of 1933 prior to issuance.

Federal Income Tax Treatment of Awards under the Plan

      The federal income tax consequences of the Plan under current federal law are summarized in the following discussion of general tax principles applicable to the Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

      The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option price and the fair market value of the shares at the time of exercise of a NQSO. With respect to an ISO, the Company is generally not entitled to a deduction nor does the participant recognize income, either at the time of grant or exercise or (provided the participant holds the shares at least two years after grant and one year after exercise) at any later time. Rather, the participant receives capital gains treatment on the difference between his basis and the ultimate sales price.

      Stock appreciation rights are taxed and deducted in substantially the same manner as NQSO's. Stock Bonuses are treated as ordinary income equal to the fair market value of the Stock, and the Company is entitled to deduct the same amount.

      If compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct aggregate compensation to certain executive officers that is not performance-based, to the extent it exceeds $1,000,000 in any tax year.

Vote Required

      The Board of Directors believes that the changes to the Plan by the approval of the amendment will promote the interests of the Company and its stockholders and continue to enable the Company to attract, retain and reward persons important to the Company's success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

      All members of the Board of Directors who are not currently members of the Plan Committee are eligible to receive Awards under the Plan and thus have a personal interest in the approval of the amendment.

      Approval of the amendment requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AMENDMENT TO THE 1994 VARIFLEX STOCK PLAN


3.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ending July 31, 2002. A resolution will be submitted to stockholders at the meeting for ratification of such selection. Although ratification by stockholders is not a prerequisite to the ability of the Board of Directors to select Ernst & Young LLP as the Company's independent auditors, the Company believes such ratification to be desirable. If the stockholders do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board of Directors; however, the Board of Directors may select Ernst & Young LLP notwithstanding the failure of the stockholders to ratify its selection.

      Ernst & Young LLP have been the Company's auditors since 1992. It is expected that a representative of Ernst & Young LLP will be present at the meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

      Ratification of the appointment of Ernst & Young LLP as the Company's auditors for the year ending July 31, 2002 requires the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS


ACCOUNTANT'S FEES

      Ernst & Young LLP:

             Audit and Review Fees for the year 2001:  $106,000
             Financial Information System Design and Implementation Fees: $0 All Other Fees for services rendered during 2001: $34,000

      Our Audit Committee determined that Ernst & Young LLP's provision of services for all non-audit fees in 2001 is compatible with maintaining Ernst & Young LLP's independence.

STOCKHOLDERS' PROPOSAL

      Proposals of Stockholders which are intended to be presented at the 2002 Annual Meeting must be received by the Company at its principal executive offices, in a form which complies with the applicable securities laws, no later than July 5, 2002 for inclusion in the Company's proxy materials for that meeting. In addition, in the event a stockholder proposal is not received by the Company by September 18, 2002, the proxy to be solicited by the Board of Directors for the 2002 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgement and discretion if the proposal is presented at the 2002 Annual Meeting without any discussion of the proposal in the proxy materials for such meeting. Please address your proposals to: Variflex, Inc., 5152 North Commerce Avenue, Moorpark, California 93021, Attention: Mark S. Siegel, Secretary.

                                  OTHER MATTERS

      The Proxy and Proxy Statement have been approved by the Board of Directors and sent to stockholders by its authority. The matters referred to in the Notice of Meeting and in the Proxy Statement are, to management's knowledge, the only matters which will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy intend to vote said Proxy on any such matters in accordance with their best judgment.

      Solicitation of proxies will be made by directors, officers and employees of the Company by mail, telephone and, to the extent necessary, by telegrams and personal interviews. Expenses in connection with the solicitation of proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to transmit proxy material to the beneficial owners of Common Stock held of record by such persons, at the expense of the Company.

                                 By order of the Board of Directors


                                 /s/ MARK S. SIEGEL
                                 -----------------------------------
                                 Mark S. Siegel, Secretary

November 2, 2001
                                       18

                                                                      Appendix A

                         CHARTER OF THE AUDIT COMMITTEE

                                 VARIFLEX, INC.


                              PURPOSE AND AUTHORITY

      The Audit Committee for Variflex, Inc., a Delaware Corporation (the "Company"), is appointed by the Company's Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee and, if necessary, to institute special investigations. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Committee.

      In addition, the Audit Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors shall from time-to-time prescribe.

                            STRUCTURE AND MEMBERSHIP

      The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. No later than June 14, 2001, the Audit Committee will consist of at least three (3) members of the Board of Directors, meeting the following criteria:

      1. Each member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, in accordance with the NASDAQ National Market Audit Committee requirements;

      2. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities, and

      3. Each member will (i) be an independent director, or (ii) if the Board of Directors determines it to be in the best interests of the Company and its stockholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination in the Company's next annual proxy statement, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

                                                                      Appendix A

      Prior to June 14, 2001, the Audit Committee may consist of only two directors, each of whom must be an independent director.

                           DUTIES AND RESPONSIBILITIES

      The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Audit Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

      The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

      o The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Audit Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to stockholders' approval.

      o The Audit Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

      o If requested by management and/or the Board of Directors, or if the Audit Committee otherwise elects, the Audit Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The Audit Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Committee for the purposes of this review.

                                                                      Appendix A

      o The Audit Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      o The Audit Committee shall oversee compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and Audit Committee members and activities. The Committee shall review, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements. The Committee shall also review related party transactions for potential conflicts of interest and provide a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

                                    MEETINGS

      The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

                                     MINUTES

      The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                   Appendix B

              1994 VARIFLEX STOCK PLAN (as proposed to be amended)


      Variflex, Inc., a corporation organized under the laws of the State of Delaware, hereby adopts this 1994 Variflex Stock Plan.


                                 PURPOSE OF PLAN
                                 ---------------

      The purpose of the 1994 Variflex Stock Plan is to (i) enable the Company to obtain and retain the services of the type of directors, officers, and employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company, and (ii) further the growth, development, and financial success of the Company by providing additional incentives to its directors, officers and employees, and to persons who do business with the Company.


                          TERMS AND CONDITIONS OF PLAN
                          ----------------------------

      1.    DEFINITIONS.
            ------------

      Set forth below are definitions of capitalized terms which are generally used throughout this Plan, or references to provisions containing such definitions (capitalized terms whose use is limited to specific provisions are not referenced in this Section):

            (a) "Affiliated Company" - The term "Affiliated Company" is defined as any "Subsidiary Corporation" of the Company as such term is defined in Section 424(f) of the Code, or any "Parent Corporation" of the Company as such term is defined in Section 424(e) of the Code, or any Subsidiary Corporation (other than the Company) to any Parent Corporation of the Company.

            (b) "Accelerated Option" - The term "Accelerated Option" is defined as an Accelerated Ownership Stock Option granted in accordance with
Section 5(b) of the Plan.

            (c) "Award" - The term "Award" is collectively and severally defined as any Options, Stock Appreciation Rights or Bonus Stock granted under this Plan.

            (d) "Board" - The term "Board" is defined as the Board of Directors of the Company, as such body may be reconstituted from time to time.

            (e) "Bonus Stock" - The term "Bonus Stock" is defined as Common Stock granted by the Plan Committee in accordance with Section 7 of this Plan.

            (f) "Code" - The term "Code" is defined as the Internal Revenue Code of 1986, as amended.

            (g)   "Plan Committee" - The term "Plan Committee" is defined in
Section 3(a) of the Plan.

            (h) "Common Stock" - The term "Common Stock" is defined as the Company's common stock, par value $.001.

            (i) "Companion Grant" - The term "Companion Grant" shall have the definition set forth in Section 6(a) of this Plan.

            (j) "Company" - The term "Company" is defined as Variflex, Inc. In addition, the term "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

            (k) "Director" - The term "Director" is defined as member of the Board.

            (l) "Disability" - The term "Disability" is defined, without limitation, as any of the following:

                  (i) The receipt of any disability insurance benefits by an Optionee,

                  (ii) A declaration by a court of competent jurisdiction that an Optionee is legally incompetent, or

                  (iii) An Optionee's material inability due to mental or physical disabilities to fully perform his regular obligations as an employee of the Company (or as an employee of an Affiliated Company if applicable) under such office for a three (3) month continuous period, or for six (6) cumulative months within any one (1) year continuous period, or the reasonable determination by the Plan Committee that an Optionee will not be able to fully perform his Optionee's regular obligations as an employee of the Company (or as an employee of an Affiliated Company, if applicable) under such office for a three (3) month continuous period. If an Optionee disagrees with the conclusion of the Board, the Company may (without obligation to do so) engage a physician to examine the Optionee at the Company's sole expense, and may (without obligation to do so) rely upon the opinion of such physician. By acceptance of an Option, an Optionee consents to examination in the manner set forth above, and waives any physician-patient privilege arising from any such examination as it relates to the determination of the purported disability.

            (m) "Disposed" - The term "Disposed" (or the equivalent terms "Disposition" or "Dispose") is defined as any of the following: (i) the transfer, sale, assignment and/or gift of the Option, (ii) the granting of an option or any rights with respect to the Option, (iii) the hypothecation, encumbrance or pledge of the Option, or (iv) the attachment or imposition of alien by a creditor of the Optionee on the Option which is not released within thirty (30) days after the imposition thereof.

            (n) "Employee" - The term "Employee" is defined as any employee of the Company (as defined in accordance with the regulations and Revenue Rulings then applicable under Section 3401(c) of the Code), whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

            (o) "ERISA" - The term "ERISA" is defined as the Employee Retirement Income Security Act, as amended.

            (p) "Exchange Act" - The term "Exchange Act" is defined as the Securities and Exchange Act of 1934, as amended.

            (q) "Fair Market Value" - The term "Fair Market Value" is defined as the fair market value of a share of the Company's Common Stock as of a given date (but in no event less than its par value, if any) determined as follows:

                  (i) The closing bid price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or

                  (ii) If such stock is not traded on an exchange but is quoted on the NASDAQ Market System or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked price (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or

                  (iii) If such stock is not publicly traded on an exchange and is not quoted on the NASDAQ or a successor quotation system, the Fair Market Value shall be determined by the Board acting in good faith.

            (r) "Incentive Option" - The term "Incentive Option" is defined as an Option which qualifies under Section 422 of the Code and granted in accordance with the pertinent provisions of Section 5 of the Plan.

            (s) "Non-Qualified Option" - The term "Non-Qualified Option" is defined as an Option other than an Incentive Option.

            (t) "Officer" - The term "Officer" is defined as any officer of the Company as defined pursuant to paragraph (f) of Rule 16a-1 which has been adopted by the Securities and Exchange Commission under the Exchange Act.

            (u) "Option" - The term "Option" is defined as an option to purchase Common Stock granted by the Plan Committee pursuant to the terms of the Plan and, in particular, the terms of Section 5 of the Plan. Unless specific reference is made thereto, the term "Options" shall be deemed to include Non-Qualified Options, Incentive Options, and Accelerated Options.

            (v) "Option Price" - The term "Option Price" is defined as the exercise price per share as set forth in Section 5(c) of this Plan.

            (w) "Option Shares" - The term "Option Shares" is defined as the shares of Common Stock which an Option entitles the holder thereof to purchase.

            (x) "Option Term" - The term "Option Term" is defined as the term of an Option as provided in Section 5(d) of the Plan.

            (y) "Optionee" - The term "Optionee" is defined as any person to whom an Option is granted under the Plan.

            (z) "Optionee's Successors" - The term "Optionee's Successors" is defined as the Optionee's successors by bequest or inheritance or by reason of death of the Optionee (but only to the extent, in the case the Optionee is subject to Section 16(a) of the Act with respect to the Option and Option Shires, that such transfer would be allowed by Rule 16b-3(a)(2) which has been adopted by the United States Securities and Exchange Commission under the Exchange Act).

            (aa) "Other Person" - The term "Other Person" shall mean any person or entity which does business with the Company.

            (ab) "Plan" - The term "Plan" is defined as this 1994 Variflex Stock Plan.

            (ac) "Plan Effective Date" - The term "Plan Effective Date" is defined as the date the Board and shareholders of the Company adopt the Plan as set forth in Section 2(a) of the Plan.

            (ad) "Plan Termination Date" - The term "Plan Termination Date" is hereinbelow defined in Section 2(b) of this Plan.

            (ae) "Secretary" - The term "Secretary" shall mean the Secretary of the Company.

            (af) "Qualified Code Provisions" - The term "Qualified Code Provisions" is defined as Subchapter D of Title A, Chapter 1 of the Code (presently encompassing Sections 400 to 420 of the Code), as such Subchapter may be amended from time to time.

            (ag) "SEC" - The term "SEC" is defined as the United States Securities and Exchange Commission.

            (ah) "Securities Act" - The term "Securities Act" is defined as the Securities Act of 1933, as amended.

            (ai) "Stock Appreciation Rights" - the term "Stock Appreciation Rights" is defined as the right granted by the Plan Committee to purchase Common Stock in accordance with Section 6 of the Plan.

            (aj) "Termination Of Employment" - The term "Termination Of Employment" is defined as the time as determined by the Board, in its sole and absolute discretion, when the employee-employer relationship between the Optionee and the Company (or an Affiliated Company) is terminated for any reason whatsoever, whether voluntary or involuntary (including death or Disability), or with or without good cause, including, but not by way of limitation, termination by resignation, discharge, retirement, or leave of absence, but excluding terminations where (i) the Optionee remains employed by the Company (if such termination relates to the Optionee's employment with an Affiliated Company) or by an Affiliated Company (if such termination relates to the Optionee's employment with the Company), or
(ii) there is simultaneous reemployment of the Optionee by the Company or transfer of the Optionee from or to the Company and an Affiliated Company or between an Affiliated Company to another Affiliated Company.

     2.    TERM.
           -----

            (a)   Effective Date for Plan. This Plan shall be effective (the
                  -----------------------
"Plan Effective Date") as of such time as (i) this Plan is adopted by the Board and by the holders of a majority of the shares of Common Stock of the Company, and (ii) a registration statement on Form S-1 is filed by the Company with the SEC for an initial public offering (the "IPO"), and such registration statement becomes effective, provided, however, in the event such registration is not
                   --------  -------
filed and/or does not become effective on or before December 31, 1994, this Plan shall be null and void.

            (b)   Termination of Plan. This Plan shall terminate on the first
                  -------------------
business day prior to the ten (10) year anniversary of the Plan Effective Date (the "Plan Termination Date"). No grants of Options shall be made under this Plan before the Plan Effective Date or after the Plan Termination Date, provided, however, that (i) all Awards granted pursuant to this Plan prior to
--------  -------
the Plan Termination Date shall not be affected by such termination and (ii) all other provisions of this Plan shall remain in effect until the terms of all outstanding Awards have bean satisfied or terminated in accordance with this Plan and the terms of such Awards.

      3.    PLAN ADMINISTRATION.
            --------------------

            (a)   Plan Committee. The Plan shall be administered by a committee
                  --------------
of disinterested persons appointed by the Board including, if it meets and so long as it continues to meet the following requirements, the Compensation Committee of the Board (the "Plan Committee"). The Plan Committee shall consist of two (2) or more members of the Board, none of whom during the one (1) year period prior to service as a member of the Plan Committee shall have been granted or awarded equity securities under the Plan or in any other plan within the meaning of Rule 16b-3(c)(2)(i) which has been adopted by the Securities and Exchange Commission under the Exchange Act and each of whom is an "outside director" within the meaning of Section 162(m) of the Code. Appointment of Plan Committee members shall be effective upon acceptance of appointment. Plan Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Plan Committee shall be filled by the Board. The Plan Committee shall act by a majority of its members in office. The Plan Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Plan Committee. The initial Plan Committee shall be the Compensation Committee of the Board.

            (b)   Eligibility of Plan Committee Members to Receive Awards. While
                  -------------------------------------------------------
serving on the Plan Committee, such members shall not be eligible for selection as persons to whom an Award may be granted under the Plan, or under any other discretionary plan of the Company under which participants are entitled to acquire stock; options or stock appreciation rights of the Company.

            (c)   Power to Make Awards. Subject to the terms and conditions of
                  --------------------
the Plan hereinbelow set forth including, without limitation, those pertaining to eligibility to receive Awards, the Plan Committee shall have the authority, in its sole discretion and from time to time, to:

                  (i) Designate the employees or classes of employees eligible to receive Awards;

                  (ii) Grant Awards in such form and amount (subject to the terms of the Plan) as the Plan Committee shall determine;

                  (iii) Impose such limitations, restrictions and conditions upon any Award as the Plan Committee shall deem appropriate; and

                  (iv) Interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

            In determining the recipient, form and amount of Awards, the Plan Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company and past and potential contributions to the Company's profitability and sound growth.

            (d)   Interpretation Of Plan. The Plan Committee shall, in its sole
                  ----------------------
and absolute discretion, determine the effect of all matters and questions relating to this Plan including, without limitation, any matters and questions pertaining to (i) which persons are eligible to receive Awards and (ii) Termination Of Employment. The Plan Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the methods of payment for such Awards, the restrictions and conditions placed upon such Award, and the other terms and provisions of such Awards and the certificates or agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. All actions taken and all interpretations and determinations made under this Plan in good faith by the Plan Committee shall be final and binding upon the Optionee, the Company, and all other interested persons. No member of the Plan Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Plan Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

            (e)   Compensation; Advisors. Members of the Plan Committee shall
                  ----------------------
receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Plan Committee in connection with the administration of the Plan shall be borne by the Company. The Plan Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons, at the cost of the Company. The Plan Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

      4.    AVAILABLE SHARES.
            -----------------

            (a)   Authorized Shares. Shares of stock which may be issued or
                  -----------------
granted under the Plan shall be authorized and unissued or treasury shares of the Common Stock. The maximum number of shares of Common Stock which may be issued in exercise of Options, in payment of Stock Appreciation Rights, or as a grant of Bonus Stock, shall be six hundred thousand (600,000) shares.

            (b)   Prior Authorized Shares. The following shares shall be
                  -----------------------
available for issuance under the Plan:

                  (i) Any shares of Common Stock tendered by a participant as payment for shares of Common Stock issued upon exercise of an Option, or tendered by a participant with respect to the grant of Bonus Stock;

                  (ii) Any shares of Common Stock subject to an Option which for any reason is terminated unexercised or expires; and

                  (iii) Any shares of Common Stock which are granted as Bonus Stock, and are forfeited by the holders thereof.

            (c)   Calculating Shares Available For Awards. For purposes of
                  ---------------------------------------
calculating the maximum number of shares of Common Stock which may be issued under the Plan, the following rules shall apply:

                  (i) When Options are exercised, and when cash is used as full payment for shares issued upon exercise of such Options, all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted;

                  (ii) When Options are exercised, and when shares of Common Stock are used as full or partial payment for shares issued upon exercise of such Options, if permitted by the Plan Committee, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted;

                  (iii) When Stock Appreciation Rights are exercised, only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of such exercise shall be counted; and

                  (iv) When Bonus Stock is granted and the Plan Committee elects to require payment with respect to such grant, and when shares of Common Stock are used as full or partial payment for the grant of such shares, only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted.

            (d)   Date of Award. The date an Award is granted shall mean the
                  -------------
date selected by the Plan Committee as of which the Plan Committee allots a specific number of shares to a participant with respect to such Award pursuant to the Plan.

      5.    OPTIONS.
            --------

            (a)   Award. The Plan Committee may from time to time, and subject
                  -----
to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any person eligible to receive an Award under the Plan (i.e., any Employee, Officer, Director or Other Person) one or more options to purchase far cash or shares the number of shares of Common Stock ("Options") allotted by the Plan Committee; provided, however, (i) no Incentive
                                            --------  -------
Option shall be granted to any person other than an Employee, (ii) no Option shall be granted to a member of the Plan Committee; and (iii) no Employee, Officer, Director or Other Person shall be granted Options and/or Stock Appreciation Rights with respect to more than two hundred fifty thousand (250,000) Option Shares in any three (3) year period. All Options shall be Non-Qualified Options unless expressly stated by the Plan Committee to be an Incentive Option, even if the Option otherwise meets the terms and conditions of
Section 422 of the Code. No Incentive Option may be granted in tandem with any ocher Option. The grant of an Option shall be evidenced by a written Stock Option Certificate, executed by the Company and the Optionee, stating the number of shares of Common Stock subject to the Option, stating all terms and conditions of such Option, and in such form as the Plan Committee may from time to time determine.

            (b)   Accelerated Options. Concurrently with the Award of an Option
                  -------------------
(including an Option that is itself an Accelerated Option) to any participant in the Plan, the Plan Committee may authorize accelerated ownership stock options ("Accelerated Options") to purchase for cash or shares a number of shares of Common Stock at the Option Price. The grant of an Accelerated Option will become effective upon the exercise of the underlying Options through the use of shares of Common Stock held by the Optionee for at least twelve (12) months. All Accelerated Options granted shall be classified as Non-Qualified Options, notwithstanding the fact that the underlying Option may be an Incentive Option, or that the terms of the Accelerated Option otherwise complies with Section 422 of the Code. The number of Accelerated Options shall equal:

                  (i) The number of shares of Common Stock used to exercise the underlying Non-Qualified Options or Incentive Options, as the case may be, and

                  (ii) To the extent authorized by the Plan Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Non-Qualified Options or Incentive Options.

            (c)   Option Price. The Option Price per share of Common Stock
                  ------------
deliverable upon the exercise of an Option shall be such price as may be determined by the Plan Committee, subject to the following limitations:

                  (i) The Option Price may not be less than the eighty five percent (85%) of Fair Market Value of Common Stock as of the date of the grant;

                  (ii) In the event the Option is an Incentive Option, the Option Price may not, notwithstanding Section 5(c)(i) above, be less than the Fair Market Value of Common Stock as of the date of the grant, as determined by taking Incentive Options into account in the order in which they were granted; provided, however, if the Optionee is an owner of ten
                         --------  -------
      percent (10%) or more of the total combined voting power of the Company and its subsidiaries, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Incentive Option is granted; and

                  (iii) The Option Price per share of Common Stock deliverable upon the exercise of an Accelerated Option shall not be less than the Fair Market Value of a share of Common Stock on the date the grant of the Accelerated Option becomes effective.

            (d)   Option Term. The term of each Option (the "Option Term") shall
                  -----------
commence at the grant date for such Option as determined by the Plan Committee, and shall terminate, unless an earlier termination date is provided by the Plan Committee or another Section of the Plan, on the fast business day prior to the ten (10) year anniversary of the date of grant thereof, provided, however,
                                                        --------  -------

                  (i) each Incentive Option granted to an owner of ten percent (10%) or more of the total combined voting power of the Company and its subsidiaries shall terminate on the first business day prior to the five
      (5) year anniversary of the date of grant thereof; and

                  (ii) any Accelerated Option shall terminate at the same date as the underlying Non-Qualified Option or Incentive Option, whichever the may be, would have terminated.

            (e)   Exercise Date. Unless a later exercise date is provided by the
                  -------------
Plan Committee or another Section of the Plan, each Option shall become exercisable on the date of its grant as determined by the Plan Committee. No Option shall be exercisable after the expiration of its Option Term. Subject to the foregoing, each Option shall be exercisable in whole or in part during the Option Term unless the Plan Committee provides otherwise.

            (f)   Non-Assignability. Options may not be Disposed by an Optionee
                  -----------------
during his lifetime, nor exercised by any person other than an Optionee, without the prior written consent of the Company, which consent the Company may withhold in its sole and absolute discretion, and such Options shall, upon the Disposition or exercise of such Option without the Company's prior written consent, terminate and be null and void ab initio and of no further force and effect; provided, however, that with respect to an Incentive Option, such Option
        --------  -------
may not be disposed by an Optionee during his lifetime other than by such Optionee's last will and testament or by the laws of descent and distribution. Notwithstanding the foregoing, vested Options may, upon the death of the Optionee, be transferred to an Optionee's Successors, and may thereafter be exercised by the Optionee's Successors. Provided, however, vested Options so
                                        --------  -------
transferred shall not be further Disposed by the Optionee's Successors, nor exercised by any person other than the Optionee's Successors, and the vested Option so Disposed or exercised shall, upon any such Disposition or exercise without the Company's prior written consent, terminate and be null and void ah initio and of no further force and effect. The Company shall have no obligation, whether express or implied, to consent to any Disposition of a vested Option except as hereinabove expressly provided.

            (g)   Manner of Exercise and Payment. An exercisable Option, or any
                  ------------------------------
exercisable portion thereof, may be exercised solely by delivery of all of the following to the Secretary at such person's office at the Company prior to the time when such Option or such portion becomes unexercisable under this Section 5:

                  (i) Notice in writing signed by the Optionee or other person then entitled to exercise the Option or portion thereof stating that such Option or portion is exercised, such notice complying with the procedures set forth in the applicable written certificate or agreement which governs the exercise of the Option, and any other applicable rules established by the Plan Committee; and

                  (ii) Full payment for the shares with respect to which such Option or portion is thereby exercised as follows:

                        (1) In good funds (in U.S. dollars) by cash or by check; or

                        (2) If consented to by the Plan Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option Price of the shares with respect to which the Option or portion is thereby exercised; or

                        (3) If consented by the Plan Committee, by a full recourse promissory note bearing interest (to not less than a rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Plan Committee. The Plan Committee may also prescribe the form of such note and the security to be given for such note. Provided, however, no Option may be exercised by delivery
                       --------  -------
            of a promissory note or by a loan from the Company if such loan or other extension of credit is prohibited by law at the time of exercise of this Option or does not comply with the provisions of Regulation G promulgated by the Federal Reserve Board with respect to "Margin Stock" if the Company and the Optionee are then subject to such Regulation; or

                        (4) Any combination of the consideration provided in the foregoing subsections (1), (2), and (3); and

                        (5) Such representations and documents as the Plan Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Plan Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on a share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                        (6) In the event that the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

            (h)   Vesting. The Plan Committee may, in its sole discretion, set
                  -------
forth in the Stock Option Certificate that the exercise of the Option is subject to satisfaction of certain vesting conditions based upon continued employment or service or such other criteria it may deem reasonable or necessary.

            (i)   Effect of Exercise on Related Stock Appreciation Rights. The
                  -------------------------------------------------------
exercise of any Option shall cancel that number of related Stock Appreciation Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Option.

            (j)   Incentive Stock Option Reports. The Company shall provide,
                  ------------------------------
with respect to each holder of an Incentive Option who has exercised such Option, on or before January 31st of the year following the year of exercise of such Option, a statement containing the following information: (i) the Company's name, address, and taxpayer identification number, (ii) the name, address, and taxpayer identification number of the person to whom the shares of Common Stock are transferred by the Company; (iii) the date the Option was granted, (iv) the date the Option Shares were transferred pursuant to the exercise of the Option,
(v) the Fair Market Value of the Option Shares on date of exercise, (vi) the number of Option Shares transferred upon exercise of tire Option, (vii) a statement that the Option was an incentive stock option, and (viii) the total cost of the Option Shares.

            (k)   No Shareholder Rights. The Optionee shall not be, nor have any
                  ---------------------
of the rights or privileges of, a shareholder of the Company with respect to the Option Shares unless and until all conditions for exercise of the Option and the issuance of certificates for the Option Shares shall be satisfied, at which time the Optionee shall become a shareholder of the Company with respect to the Option Shares and as such shall thereafter be fully entitled to receive dividends (if any are declared and paid), to vote and to exercise all other rights of a shareholder with respect to the Option Shares.

      6.    STOCK APPRECIATION RIGHTS.
            --------------------------

            (a)   Award. Concurrently with or subsequent to the Award of an
                  -----
Option to purchase one or more shares of Common Stock, whether such Option is a Non-Qualified Option, Incentive Option or Accelerated Option (a "Companion Grant"), the Plan Committee may, subject to the provisions of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to the Optionee with respect to each share of Common Stock, a related stock appreciation right ("Stock Appreciation Right"), permitting the Optionee to be paid the appreciation with respect to the Option contained in the Companion Grant in lieu of exercising the Companion Grant subject to the Plan Committee's approval. The Plan Committee may extend the Stock Appreciation Right to all or a portion of the Option Shares covered by the Companion Grant, and may also subject the Stock Appreciation Right to such other terms and conditions the Plan Committee may prescribe, provided, however, that no Optionee shall be granted
                         --------  -------
Options and/or Stock Appreciation Rights with respect to more than two hundred fifty thousand (250,000) Option Shares in any three (3) year period. If a Stock Appreciation Right extends to less than all the Option Shares underlying the Companion Grant, and if a portion of the Option Shares underlying the Companion Grant is hereafter exercised, the number of Option Shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining portion of the Option contained in the Companion Grant covers fewer Option Shares than the unexercised Stock Appreciation Right would otherwise cover. The grant of Stock Appreciation Rights shall be evidenced by a written agreement, executed by the Company and the holder of the Stock Appreciation Right, specifying the Companion Grant subject to the Stock Appreciation Right, and in such form as the Plan Committee may from time to time determine.

            (b)   Exercise; Approval by Plan Committee. Subject to approval by
                  ------------------------------------
the Plan Committee of any Optionee's election, which approval the Plan Committee may withhold in its sole discretion, an Optionee who has been granted Stock Appreciation Rights may, commencing from the date six (6) months following the grant of such right, and thereafter from time to time, in lieu of the exercise of an equal number of Companion Grants, elect to exercise one or more Stock Appreciation Rights and thereby become entitled to receive from the Company payment in the number of Option Shares determined pursuant to Sections 6(c) and 6(d), provided, however, that all of the following conditions are satisfied:
      --------  -------

                  (i) The Optionee must have made his election during the period beginning on the third (3rd) day and ending on the twelfth (12th) day following the date of release by the Company of quarterly or annual summary statements of sales and earnings which appear (1) on a wire service, (2) in a financial news service, (3) a newspaper of general circulation, or (4) is otherwise made publicly available;

                  (ii) The Company must have filed all reports and statements required to be filed pursuant to Section 13(a) of the Act for a period of one (1) year prior to such election;

                  (iii) The Stock Appreciation Right shall be exercisable by the Optionee only at such time or times, and to the extent, that the Option contained in the Companion Grant could have been exercised;

                  (iv) The Stock Appreciation Right shall be exercisable by the Optionee only at such time as when the Fair Market Value of the stock subject to the Option contained in the Companion Grant exceeds the Option Price of such Option; and

                  (v) The maximum amount per share which will be payable upon exercise of a Stock Appreciation Right shall be the Option Price of the Option contained in the Companion Grant.

            (c)   Amount of Payment to Optionee. Upon exercise of the Stock
                  -----------------------------
Appreciation Right and surrender of an exercisable portion of the Option contained in the Companion Grant, the Optionee shall be entitled to receive payment of an amount determined by multiplying the difference obtained by subtracting the Option Price per share of Common Stock subject to the Companion Grant from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by the number of shares with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, the Plan Committee, at its sole discretion, may settle the amount (as hereinabove determined in the proceeding sentence) solely in cash, solely in shares of Common Stock (valued as determined in the proceeding sentence), or partly in such shares and partly in cash; provided, however, that in any event cash shall
                                --------  -------
be paid in lieu of fractional shares.

            (d)   Form of Payment. The number of shares to be paid shall be
                  ---------------
determined by dividing the amount of payment determined pursuant to Section 6(a) by the Fair Market Value of a share of Common Stock on the exercise date of such Stock Appreciation Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions initially placed on the surrendered shares.

      7.    BONUS STOCK.
            -----------

            (a)   Award. The Plan Committee may from time to time, and subject
                  -----
to the provision of the Plan and such other terms and conditions as the Plan Committee may prescribe, grant to any participant in the Plan (with the exception of any Director who is then a member of the Plan Committee) one or more shares of Common Stock ("Bonus Stock") allotted by the Plan Committee. In the event the grant of Bonus Stock is subject to terms and conditions, the grant shall be evidenced by a written agreement, executed by the Company and the grantee of the Bonus Stock, stating the number of shares of Bonus Stock subject to the Bonus Stock to be granted, and stating all terms and conditions of such grant.

            (b)   Bonus Stock Price and Manner of Payment. The price per share
                  ---------------------------------------
of Bonus Stock deliverable upon the grant of Bonus Stock, if any, shall be such price as may be determined by the Plan Committee. In the event there is a purchase price for such shares, the grantee shall pay to the Company, in full, the purchase price for such shares pursuant to the terms and conditions of
Section 5(a).

            (c)   Forfeiture Conditions. The Plan Committee may, in its
                  ---------------------
discretion, subject Bonus Stock awarded to an Employee to forfeiture conditions based upon continued employment with the Company.

            (d)   Restrictive Legend. Until such time as all restrictions placed
                  ------------------
upon Bonus Stock lapse, the Plan Committee may place a restrictive legend on the share certificate representing such Bonus Stock which evidences said restrictions in such form and subject to such stop instructions as the Plan Committee shall deem appropriate. The restriction shall also apply to any new, additional or different securities the grantee may become entitled to receive with respect to such Bonus Stock by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. The Plan Committee shall also have the right, should it elect to do so, to require the Optionee to deposit the share certificate with the Company or its agent, endorsed in blank or accompanied by a duly executed irrevocable stock power or other instrument of transfer, until such time as the restriction lapses.

      8.    SECTION 16(b) HOLDING PERIOD.
            ----------------------------

      Anything in this Plan to the contrary notwithstanding, commencing at such time as the Company and its executive officers, directors and controlling persons become subject to Section 16(a) of the Exchange Act, the Option Shares purchased by exercise of an Option or the Bonus Shares awarded must be "held" (as such term is defined pursuant to Rule 16b-3(c)(1) which has been adopted by the SEC under the Exchange Act) by the Optionee if the Optionee is then an executive officer, director or controlling person for a period of six (6) months after the Date of Award of the Option or the Bonus Shares, as the case may be, and any transfer of the Option Shares in violation of this Section 8 shall be null and void ab initio and of no further force or effect.

      9.    ADJUSTMENTS.
            -----------

            (a)   Subdivision or Stock Dividend. If outstanding shares of the
                  -----------------------------
Common Stock of the Company shall be subdivided into a greater number of shares by reason of recapitalization or reclassification, or a dividend in Common Stock shall be paid in respect of the Common Stock, the Option Price of the outstanding Options in effect immediately prior to such subdivision or at the record date of such dividend shall, simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend, be proportionately reduced, and conversely, if the outstanding shares of the Common Stock of the Company shall be combined into a smaller number of shares, the Option Price of any outstanding Option in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.

            (b)   Adjustment to Option Price. When any adjustment is required to
                  --------------------------
be made in the Option Price, the number of shares purchasable upon the exercise of any outstanding Option shall be adjusted to that number of shares determined by: (i) multiplying an amount equal to the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment by the Option Price in effect immediately prior to such adjustment, and then (ii) dividing that product by the Option Price in effect immediately after such adjustment. Provided, however, no fractional shares shall be issued, and any fractional
--------  -------
shares resulting from the computations pursuant to this Section 9 shall be eliminated from the Option.

            (c)   Capital Reorganization or Reclassification; Consolidation or
                  ------------------------------------------------------------
Merger. In case of any capital reorganization or any reclassification of the
------
Common Stock of the Company (other than a recapitalization hereinabove described in Section 9(a), or the consolidation, merger, combination or exchange of shares with another entity, or the divisive reorganization of the Company, the Optionee shall thereafter be entitled upon exercise of the Option to purchase the kind and number of shares of stock or other securities or property of the Company (or its successor(s)) receivable upon such event by a grantee of the number of shares of the Common Stock of the Company which such Option entitles the grantee to purchase from the Company immediately prior to such event. In every such case, the Company may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, and any and all other matters deemed appropriate by the Plan Committee. The Company shall make similar adjustment with respect to the calculation of Stock Appreciation Rights and the number of shares of Bonus Stock theretofore awarded under the Plan.

            (d)   Adjustments Determined in Sole Discretion of Board. To the
                  --------------------------------------------------
extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Committee, whose determination in that respect shall be final, binding and conclusive.

            (e)   No Other Rights to Optionee. Except as expressly provided in
                  ---------------------------
this Section 9, (i) the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and (ii) the dissolution, liquidation, merger, consolidation or divisive reorganization or sale of assets or stock to another corporation, or any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the Option Price for, the shares. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

      10.   PERFORMANCE ON BUSINESS DAY.
            ---------------------------

      In the event the date on which a party to this Plan is required to take any action under the terms of this Plan is not a business day, the action shall, unless otherwise provided herein, be deemed to be required to be taken on the next succeeding business day.

      11.   EMPLOYMENT STATUS.
            -----------------

      In no event shall the granting of an Award be construed as granting a continued right of employment to the Optionee if such person is employed by the Company, nor effect any right which the Company may have to terminate the employment of such person, at any time, with or without cause, except to the extent that such person and the Company have agreed otherwise in writing.

      12.   NON-LIABILITY FOR DEBTS.
            -----------------------

      No Option or Stock Appreciation Right granted hereunder, or any shares of Bonus Stock granted hereunder which remain subject to any terms and conditions, or interest or right therein or part thereof, shall be liable for the debts, contracts, or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void ab initio and of no further force and effect.

      13.   AMENDMENT OF PLAN.
            -----------------

            (a) The Plan Committee may at any time or from time-to-time, without further action by the shareholders and without receiving further consideration from any person who may become entitled to receive or who has received the grant of an Award hereunder, modify or amend this Plan or modify or amend Awards granted under this Plan as required to: (i) comport with changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or Awards thereunder or to comply with stock exchange rules or requirements and/or (ii) ensure that this Plan is and remains or shall become exempt from the application of any participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either ERISA or the Qualified Code Provisions.

            (b) Notwithstanding Section 13(a) above, the Plan Committee may at any time and from time to time (but in any event not more than one time within any six (6) month period) terminate or modify or amend the Plan in any respect, except that without shareholder approval the Plan Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to, Section 9 of the Plan), (ii) extend the period during which any Award may be granted or exercised, or (iii) extend the term of the Plan.

            (c) The termination or any modification or amendment of the Plan, except as provided in Section 13(a), shall not, without the consent of a person who has received the grant of an Award under the Plan, affect his or her rights under such previously granted Award.

      14.   WITHHOLDING TAXES.
            -----------------

      As a condition of the grant of any Option and/or the issuance or transfer of any certificate or certificates for Common Stock under the Plan or upon exercise of an Option, as the case may be, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements incident to such grant or issuance. Provided, however, whenever the Company is delivering any
             --------  -------
certificate or certificates for shares of Common Stock the Company may, in its sole discretion, but without obligation to do so, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any withholding tax requirements incident to such issuance or transfer. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

      15.   MISCELLANEOUS.
            -------------

            (a)   Interpretation.
                  --------------

                  (i)   Entire Agreement/No Collateral Representations. THIS
                        ----------------------------------------------
      PLAN: (1) IS THE FINAL, COMPLETE AND EXCLUSIVE STATEMENT OF THE SUBJECT MATTER HEREOF, AND (2) SUPERSEDES ANY PRIOR OR CONTEMPORANEOUS PROMISES, ASSURANCES, GUARANTEES, REPRESENTATIONS, UNDERSTANDINGS, CONDUCT, PROPOSALS, CONDITIONS, COMMITMENTS, ACTS, COURSE OF DEALING, WARRANTIES,

      INTERPRETATIONS OR TERMS OF ANY KIND, ORAL OR WRITTEN (COLLECTIVELY AND SEVERALLY, THE "PRIOR AGREEMENTS"), AND ANY SUCH PRIOR AGREEMENTS ARE OF NO FORCE OR EFFECT EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND (3) MAY NOT BE VARIED, SUPPLEMENTED OR CONTRADICTED BY EVIDENCE OF SUCH PRIOR AGREEMENTS, OR BY EVIDENCE OF SUBSEQUENT ORAL AGREEMENTS. Any agreement hereafter made shall be ineffective to modify, supplement or discharge the terms of this Plan, in whole or in part, unless such agreement is in writing and signed by the party to this Plan against whom enforcement of the modification, supplement or is sought.

                  (ii)  Waiver. No breach of any agreement or provision herein
                        ------
      contained, or of any obligation under this Plan, may be waived, nor shall any extension of time for performance of any obligations or acts be deemed an extension of time for performance of any other obligations or acts contained herein, except by written instrument signed by the party to this Plan to be charged or as otherwise expressly authorized herein. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or a waiver or relinquishment of any other agreement or provision or right or power herein contained.

                  (iii) Remedies Cumulative. The remedies of each party under
                        -------------------
      this Plan are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

                  (iv)  Severability. If any term or provision of this Plan or
                        ------------
      the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Plan, then and, in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into .this Plan, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Plan (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law. Anything in the preceding sentence to the contrary notwithstanding, should any aspect of this Plan be determined by any Court of law or by any regulatory agency having jurisdiction over this Plan not to be exempt from the application of the participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirement of either (1) ERISA or (2) the Qualified Code Provisions, then this entire Plan shall, at the election of the Company (without obligation to make such election), be null and void a6 initio and of no further force or effect. Provided, however, the Company shall not be entitled to make
                 --------  -------
      such election in the event (A) the Company made application to such Court of law or regulatory agency to find or determine this Plan to be subject to application of any of the participation, vesting, benefit accrual, funding, fiduciary, reporting, disclosure, administration or enforcement requirements of either ERISA or the Qualified Code Provisions, or (B) the actions or participation of the Optionee or Optionee's agents were not directly or indirectly involved in or a factor of such Court of law or regulatory agency considering or pursuing such action.

                  (v)   No Third Party Beneficiary. Notwithstanding anything
                        --------------------------
      else herein to the contrary, the parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person or entity, save and except for the parties or their successors, shall have any rights hereunder nor any right of enforcement hereof.

                  (vi)  Headings; References; Incorporation; Gender. The
                        -------------------------------------------
      headings used in this Plan are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Plan or any provision hereof. References to this Plan shall include all amendments or renewals thereof. All cross-references in this Plan, unless specifically directed to another agreement or document, shall be construed only to refer to provisions within this Plan, and shall not be construed to be referenced to the overall transaction or to any other agreement or document. As used in this Plan, each gender shall be deemed to include each other gender, including neutral genders or genders appropriate for entities, if applicable, and the singular shall be deemed to include the plural, and vice versa, as the context requires.

            (b)   Enforcement.
                  -----------

                  (i)   Applicable Law. THIS PLAN AND THE RIGHTS AND REMEDIES OF
                        --------------
      EACH PARTY TO THIS PLAN ARISING OUT OF OR RELATING TO THIS PLAN (INCLUDING, WITHOUT LIMITATION, EQUITABLE REMEDIES) SHALL BE SOLELY GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES AS IF THIS PLAN WERE MADE, AND AS IF ITS OBLIGATIONS ARE TO BE PERFORMED, WHOLLY WITHIN THE STATE OF CALIFORNIA.

                  (ii)  Consent to Jurisdiction; Service of Process. ANY ACTION
                        -------------------------------------------
      OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLAN SHALL BE FILED IN AND HEARD AND LITIGATED SOLELY BEFORE THE STATE COURTS OF CALIFORNIA LOCATED WITHIN THE COUNTY OF VENTURA. EACH PARTY TO THIS PLAN GENERALLY AND UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND TO VENUE THEREIN, CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED MAILING OF THE SUMMONS AND COMPLAINT THEREIN IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THIS AGREEMENT, AND WAIVES ANY DEFENSE OR RIGHT TO OBJECT TO VENUE IN SAID COURTS BASED UPON THE DOCTRINE OF "FORUM NON CONVENIENS". EACH PARTY TO THIS PLAN IRREVOCABLY

      AGREES TO BE BOUND BY ANY JUDGEMENT RENDERED THEREBY IN CONNECTION WITH THIS PLAN.

                  (iii) Waiver of Right to Jury Trial. EACH PARTY TO THIS PLAN
                        -----------------------------
      HEREBY WAIVES SUCH PARTY'S RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLAN. EACH PARTY TO THIS PLAN ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY TO ENTER INTO THE TRANSACTION CONTEMPLATED HEREBY, THAT EACH PARTY HAS ALREADY RELIED UPON THIS WAIVER IN ENTERING INTO THIS PLAN, AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR FUTURE DEALINGS. EACH PARTY TO THIS PLAN WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH SUCH PARTY'S LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

            (c)   Effect Upon Successors and Assigns. Subject to Section 5(f)
                  ----------------------------------
and Section 8 of this Plan prohibiting the assignment of Awards, as well as such other restrictions as may be required by the Plan Committee in its sole discretion, all of the representations, warranties, covenants, conditions and provisions of this Plan shall be binding upon and shall inure to the benefit of each party to this Plan and such party's respective heirs, executors, administrators, legal representatives, successors and/or assigns.

            (d)   Notices. Unless otherwise specifically provided in this Plan,
                  -------
all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Plan, shall be in writing, and shall be given by: (A) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or
(D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of Notice shall be deemed to have been given upon the fifth (5th) business day following the date mailed). Each party to this Plan, and their respective legal counsel, hereby agree that if Notice is to be given hereunder by such party's legal counsel, such legal counsel may communicate directly with all principals, as required to comply with the foregoing notice provisions. Notices shall be addressed to the Company and the Optionee at the addresses hereinabove set forth in the introductory paragraph of this Plan, or to such other address as the receiving party shall have specified most recently by like Notice, with a copy to the other parties hereto. Any Notice given to the estate of a party to this Plan shall be sufficient if addressed to the party as provided in this Section.

                                    * * * * *
                                       19

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                 VARIFLEX, INC.

                                December 3, 2001

              \/ Please Detach and Mail in the Envelope Provided \/
--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.


              FOR all nominees              WITHHOLD
           listed at right (except         AUTHORITY
              as marked to the      to vote for all nominees
               contrary below)          listed at right

1. ELECTION         [_]                       [_]     Nominees:
   OF                                                  Kenneth N. Berns
   DIRECTORS:                                          Michael T. Carr
                                                       Loren Hildebrand
                                                       Raymond (Ray) H. Losi
                                                       Raymond (Jay) H. Losi, II
                                                       Mark S. Siegel

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name at right:)

                                                         FOR    AGAINST  ABSTAIN
2. The proposal to amend the 1994 Variflex
   Stock Plan.                                           [_]      [_]      [_]

3. The proposal to ratify the appointment of
   Ernst & Young LLP.                                    [_]      [_]      [_]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Stockholders planning to attend the Annual Meeting are requested
to indicate the number of persons attending in the block.                  [_]

Stockholders may attend the meeting whether or not the block is filled in.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY. IF INSTRUCTIONS ARE NOT INCLUDED HEREIN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.
---

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENVELOPE ENCLOSED - NO POSTAGE IS REQUIRED.

________________________________ ___________________________  Date _______, 2001
          (SIGNATURE)            (SIGNATURE IF HELD JOINTLY)

NOTE: (Please sign as name(s) appear(s) on this proxy card. If joint account, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

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PROXY                         COMMON STOCK PROXY                           PROXY

                                 VARIFLEX, INC.

                 5152 North Commerce Avenue, Moorpark, CA 93021

             REVOCABLE PROXY FOR ANNUAL MEETING ON DECEMBER 3, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Raymond H. Losi II and Kenneth N. Berns, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Variflex, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at Variflex, Inc., 5156 North Commerce Avenue, Moorpark, California, on December 3, 2001, and at all adjournments thereof with all powers the undersigned would possess if personally present and voting thereat.

      IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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